                                                              EXHIBIT (d)(2)(ii)

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                       AELTUS INVESTMENT MANAGEMENT, INC.

               SERIES                                             ANNUAL SUB-ADVISORY FEE
               ------                                             -----------------------
Brokerage Cash Reserves                                          0.090% on first $1 billion
                                                                  0.086% on next $2 billion
                                                                   0.081% over $3 billion

ING Aeltus Money Market Fund                                    0.180% on first $500 million
                                                                 0.158% on next $500 million
                                                                  0.153% on next $1 billion
                                                                  0.149% on next $1 billion
                                                                   0.135% over $3 billion

ING Balanced Fund                                               0.360% on first $500 million
                                                                 0.338% on next $500 million
                                                                  0.315% on next $1 billion
                                                                   0.293% over $2 billion

ING Bond Fund                                                   0.225% on first $250 million
                                                                 0.214% on next $250 million
                                                                 0.203% on next $250 million
                                                                0.191% on next $1.25 billion
                                                                   0.180% over $2 billion

ING Classic Principal Protection Fund I                                    0.293%

ING Classic Principal Protection Fund II                                   0.293%

ING Classic Principal Protection Fund III                                  0.293%

ING Classic Principal Protection Fund IV                                   0.293%

               SERIES                                             ANNUAL SUB-ADVISORY FEE
               ------                                             -----------------------
ING Government Fund                                             0.225% on first $250 million
                                                                 0.214% on next $250 million
                                                                 0.203% on next $250 million
                                                                0.191% on next $1.25 billion
                                                                   0.180% over $2 billion

ING Growth Fund                                                 0.315% on first $250 million
                                                                 0.293% on next $250 million
                                                                 0.281% on next $250 million
                                                                0.270% on next $1.25 billion
                                                                   0.248% over $2 billion

ING Growth and Income Fund                                      0.315% on first $250 million
                                                                 0.293% on next $250 million
                                                                 0.281% on next $250 million
                                                                0.270% on next $1.25 billion
                                                                   0.248% over $2 billion

ING Index Plus LargeCap Fund                                    0.203% on first $500 million
                                                                 0.191% on next $250 million
                                                                0.180% on next $1.25 billion
                                                                   0.169% over $2 billion

ING Index Plus MidCap Fund                                      0.203% on first $500 million
                                                                 0.191% on next $250 million
                                                                0.180% on next $1.25 billion
                                                                   0.169% over $2 billion

ING Index Plus Protection Fund                                     0.293% Guarantee Period
                                                              0.203% Index Plus LargeCap Period

ING Index Plus SmallCap Fund                                    0.203% on first $500 million
                                                                 0.191% on next $250 million
                                                                0.180% on next $1.25 billion
                                                                   0.169% over $2 billion

ING International Growth Fund                                   0.383% on first $250 million
                                                                 0.360% on next $250 million
                                                                 0.349% on next $250 million
                                                                0.338% on next $1.25 billion
                                                                   0.315% over $2 billion

               SERIES                                             ANNUAL SUB-ADVISORY FEE
               ------                                             -----------------------
ING Small Company Fund                                          0.383% on first $250 million
                                                                 0.360% on next $250 million
                                                                 0.349% on next $250 million
                                                                0.338% on next $1.25 billion
                                                                   0.326% over $2 billion

ING Strategic Allocation Balanced Fund                          0.360% on first $500 million
                                                                 0.349% on next $500 million
                                                                 0.338% on next $500 million
                                                                 0.326% on next $500 million
                                                                   0.315% over $2 billion

ING Strategic Allocation Growth Fund                            0.360% on first $500 million
                                                                 0.349% on next $500 million
                                                                 0.338% on next $500 million
                                                                 0.326% on next $500 million
                                                                   0.315% over $2 billion

ING Strategic Allocation Income Fund                            0.360% on first $500 million
                                                                 0.349% on next $500 million
                                                                 0.338% on next $500 million
                                                                 0.326% on next $500 million
                                                                   0.315% over $2 billion

ING Value Opportunity Fund                                      0.315% on first $250 million
                                                                 0.293% on next $250 million
                                                                 0.281% on next $250 million
                                                                0.270% on next $1.25 billion
                                                                   0.248% over $2 billion

                                       3